MANAGERS TRUST I

MANAGERS MICRO-CAP FUND

Supplement dated October 3, 2011 to the Prospectus and Statement of Additional Information dated March 1, 2011, as supplemented March 22, 2011, June 30, 2011, July 1, 2011 and July 19, 2011

The following information supplements and supersedes any information to the contrary relating to Managers Micro-Cap Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated and supplemented as noted above.

EFFECTIVE IMMEDIATELY, SHARES OF THE FUND ARE NO LONGER OFFERED UNDER THE PROSPECTUS OR THE SAI. SHARES OF THE FUND WILL BE OFFERED UNDER A NEW SEPARATE PROSPECTUS (THE “NEW PROSPECTUS”), SUMMARY PROSPECTUS (THE “NEW SUMMARY PROSPECTUS”) AND STATEMENT OF ADDITIONAL INFORMATION (THE “NEW STATEMENT OF ADDITIONAL INFORMATION”), EACH DATED OCTOBER 3, 2011.

The Fund’s New Prospectus, New Summary Prospectus and New Statement of Additional Information contain important information about the Fund, including share class changes to the Fund that were previously approved by the Board of Trustees of the Trust. A New Summary Prospectus will be delivered to shareholders who hold shares of the Fund as of October 3, 2011, or who purchase shares of the Fund following October 3, 2011. All other interested persons and prospective shareholders may visit www.managersinvest.com/prospectus_annual_reports or call Managers Investment Group LLC, the investment manager of the Fund, toll-free at 1-800-835-3879 to obtain copies of the New Prospectus, New Summary Prospectus or New Statement of Additional Information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE